[American Funds(SM)]

The right choice for the long term(SM)

AMERICAN BALANCED FUND

[color photograph of a single tree atop a grassy hill]

Inside American Balanced Fund's research team
Annual report for the year ended December 31, 2001

American Balanced Fund

American Balanced Fund(R) is one of the 29 American Funds,(SM) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

American Balanced Fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor.

[begin sidebar]
AMERICAN BALANCED FUND RESULTS OVER THE PAST 26 YEARS*
(yearly returns through December 31)

             VALUE OF        INCOME         TOTAL
             PRINCIPAL       RETURN         RETURN**
1976         +20.0%          +6.0%          +26.0%
1977         -4.5            +5.2           + 0.7
1978         +0.6            +5.6           + 6.2
1979         +1.6            +6.0           + 7.6
1980         +7.1            +7.3           +14.4
1981         -3.5            +7.9           + 4.4
1982         +20.8           +8.6           +29.4
1983         +8.4            +7.7           +16.1
1984         +2.2            +7.2           + 9.4
1985         +22.3           +6.8           +29.1
1986         +10.9           +6.0           +16.9
1987         -2.3            +6.3           + 4.0
1988         +6.6            +6.3           +12.9
1989         +14.9           +6.6           +21.5
1990         -7.3            +5.7           - 1.6
1991         +18.6           +6.1           +24.7
1992         +4.4            +5.1           + 9.5
1993         +6.3            +5.0           +11.3
1994         -4.2            +4.5           + 0.3
1995         +22.4           +4.7           +27.1
1996         +9.2            +4.0           +13.2
1997         +17.1           +3.9           +21.0
1998         +7.5            +3.6           +11.1
1999         -0.1            +3.6           + 3.5
2000         +12.0           +3.9           +15.9
2001         +4.5            +3.7           + 8.2

Average annual compound return for 26 full calendar years: +12.8%

* Full calendar years since Capital Research and Management Company became the fund's investment adviser on July 26, 1975.

** Total return measures capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.
[end sidebar]

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated.

The fund's 30-day yield for Class A shares as of January 31, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 2.53%. The fund's distribution rate for Class A shares as of that date was 3.25%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 35. Please refer to americanfunds.com for the most current investment results.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.


[small color photo of a single tree atop a grassy hill]
Fellow shareholders:

In 2001, American Balanced Fund produced a total return of 8.2%, substantially exceeding the Lipper Balanced Fund Index, which had a return of -3.2%. Stocks, as measured by Standard & Poor's 500 Composite Index, had a total return of -11.8%. U.S. investment-grade bonds, as measured by the Lehman Brothers Aggregate Bond Index, had a return of 8.4%. The latter two indexes are unmanaged.

The year 2001 was the second in a row in which the S&P 500 declined, marking the first period of consecutive declines since 1973 and 1974. The 2000 and 2001 years came on the heels of a five-year period of extraordinary returns, when the S&P 500 increased every year by more than 21%. The market's negative returns of the last two years should be seen in that context.

A year ago, we reported that the dominant reason for the fund's strong relative results in 2000 was our small position in technology stocks. Once again, this was the single largest factor in our strong relative results in 2001. For example, the S&P 500 had a cumulative return of -20% over the past two years. If technology stocks were removed from the index, however, the S&P 500's cumulative return would have been approximately -2%. At the market's peak in early 2000, technology stocks accounted for almost 34% of the S&P 500. At the end of 2001, technology stocks made up only 18% of the S&P 500's value. Your fund began the year with 3.3% in technology stocks and had 5.6% at year's end.

A diversified collection of stocks helped the fund in 2001. They included IKON Office Solutions, a supplier of office-equipment services (+368%), retailer J.C. Penney (+147%), Dell Computer (+56%), Microsoft (+53%), Genuine Parts (+40%) and Lockheed Martin (+37%). AT&T, our largest position, had a total return of +35%. On the other hand, Nokia (-44%), Hewlett Packard (-46%) and Gap (-53%) hurt the fund's results.

While stocks, as measured by the S&P 500, experienced a weak year, it was generally a good year in the bond market. Responding to the weak economy, the Federal Reserve lowered the federal funds rate 11 times, from 6.5% as the year began to 1.75% by the end of 2001. While rates on long Treasury bonds experienced some volatility, the 10-year note ended the year pretty much where it began at 5.1%. With short rates falling sharply, this produced a very steep yield curve. In a reversal of last year's pattern, quality corporate bonds performed dramatically better than Treasuries. Most quality corporates returned about 12%, while the return on Treasuries was approximately half that.

It is American Balanced Fund's policy to have between 50% and 75% invested in common stocks at all times. The percentage will vary based on our judgment of the relative attractiveness of equities, bonds and cash. At year-end, the fund had 63% of its assets in equities, 29% in bonds and 8% in cash. This represents a slight increase in stocks, up from 60% at the start of the year as we responded to more attractive valuations in pharmaceutical and technology stocks.

We recognize that 2001 was another exceptional year for American Balanced Fund. In the past two years, the fund has risen more than 25% while the S&P 500 has declined 20%. We caution shareholders that relative results such as these are extraordinary and unsustainable. However, we will continue our prudent, research-driven approach that has characterized the fund throughout its 69-year history and its 26 years in the American Funds family. For insight on how our research analysts do their jobs, please see the feature article on page 4.

During the year, interest rates on short-term securities declined sharply to levels not seen in 40 years. At the same time, yields on common stocks are near record lows. As a consequence, the dividend paid from the fund's income cannot be sustained at its current rate. Beginning with the February payment, we expect the quarterly dividend to be reduced by approximately 20%.

The number of shareholder accounts more than doubled in 2001, and the fund passed the $10 billion mark in total assets on December 31. We welcome our new shareholders and look forward to reporting to you again in six months.

Cordially,

/s/ Robert G. O'Donnell
Robert G. O'Donnell
Chairman of the Board

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
President

February 12, 2002


[begin sidebar]
HOW AMERICAN BALANCED FUND HAS FARED WITH CAPITAL RESEARCH AND MANAGEMENT COMPANY AS INVESTMENT ADVISER

Since the fund invests in both stocks and bonds, its results should be weighed against a combination of stock and bond indexes.

                                                                            Average
                                                           Cumulative       annual
                                                           total            compound
for the period 7/26/1975-12/31/2001                        return           return
AMERICAN BALANCED FUND                                     +2,334.0%        +12.8%
Standard & Poor's 500 Composite Index                      +3,089.6         +14.0
Lehman Brothers Aggregate Bond Index*                      +965.6           +9.4
Consumer Price Index (inflation)**                         +226.0           +4.6

Figures assume reinvestment of all distributions. All indexes are unmanaged.

* The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period July 31, 1975, to December 31, 1975, Lehman Brothers Government/Credit Bond Index (formerly known as Lehman Brothers
Government/Corporate Bond Index) results were used. The Lehman Brothers indexes are based on July 31, 1975, index values.

** Based on data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[end sidebar]


HOW A $10,000 INVESTMENT HAS GROWN

This chart shows how a $10,000 investment in American Balanced Fund grew from July 26, 1975 - when Capital Research and Management Company became the fund's investment adviser - to December 31, 2001.

As you can see, the $10,000 grew to $229,339 with all distributions reinvested. Since the fund invests in both stocks and bonds, it should not be surprising that its return lies between the unmanaged stock and bond indexes tracked on the chart.

The fund's year-by-year results appear under the chart. You can use this table to estimate how the value of your own holdings has grown. Let's say, for example, that you have reinvested all your distributions and want to know how your investment has done since December 31, 1991. At that time, according to the table, the value of the investment illustrated here was $74,765. Since then, it has grown to $229,339. Thus, in the same period, the value of your 1991 investment, after taking into account the effect of the sales charge - regardless of size - has almost tripled.

[begin table]
AVERAGE ANNUAL COMPOUND RETURNS
(based on a $1,000 investment with all distributions reinvested)

CLASS A SHARES*                               FOR PERIODS ENDED
REFLECTING 5.75% MAXIMUM SALES CHARGE         DECEMBER 31, 2001
One year                                      +1.99%
Five years                                    +10.45%
Ten years                                     +11.20%

*Results for other share classes can be found on page 35.

Please see page 37 for important information about other share classes. [end table]

[begin mountain chart]
THE VALUE OF A LONG-TERM PERSPECTIVE

Year Ended                   7/26/75/4/   1975         1976          1977        1978         1979          1980
December 31

American Balanced Fund
with Dividends
Reinvested /1/,/2/           9,425        9,948        12,533        12,620      13,404       14,427        16,498

S&P 500 with
dividends reinvested         10,000       10,317       12,773        11,855      12,629       14,958        19,812

Lehman Brothers
Aggregate Bond Index/3/      10,000       10,558       12,205        12,576      12,751       12,997        13,348



Year Ended                   1981         1982         1983          1984        1985         1986          1987
December 31

American Balanced Fund
with Dividends
Reinvested /1/,/2/           17,224       22,280       25,869        28,291      36,527       42,690        44,406

S&P 500 with
dividends reinvested         18,845       22,897       28,039        29,783      39,207       46,506        48,915

Lehman Brothers
Aggregate Bond Index/3/      14,182       18,809       20,381        23,468      28,655       33,031        33,940



Year Ended                   1988         1989         1990          1991        1992         1993          1994
December 31

American Balanced Fund
with Dividends
Reinvested/1/,/2/            50,123       60,915       59,959        74,765      81,853       91,080        91,386

S&P 500 with
dividends reinvested         56,986       74,988       72,652        94,692      101,896      112,120       113,642

Lehman Brothers
Aggregate Bond Index/3/      36,616       41,937       45,694        53,006      56,930       62,480        60,658



Year Ended                   1995         1996         1997          1998        1999         2000          2001
December 31

American Balanced Fund
with Dividends
Reinvested /1/,/2/           116,179      131,474      159,131       176,846     182,974      211,985       229,339

S&P 500 with
dividends reinvested         156,195      191,964      255,917       328,907     398,022      361,767       318,958

Lehman Brothers
Aggregate Bond Index/3/      71,864       74,473       81,663        88,756      88,027       98,261        106,558


YEAR ENDED DEC. 31                     1975(4)        1976           1977           1978            1979           1980
TOTAL VALUE
Dividends reinvested                   $305           594            657            709             800            1,050
Value at year-end(1)                   $9,948         12,533         12,620         13,404          14,427         16,498
AMBAL total return                     (0.5)%         26.0           0.7            6.2             7.6            14.4



YEAR ENDED DEC. 31                     1981           1982           1983           1984            1985           1986
TOTAL VALUE
Dividends reinvested                   1,303          1,474          1,724          1,852           1,911          2,202
Value at year-end(1)                   17,224         22,280         25,869         28,291          36,527         42,690
AMBAL total return                     4.4            29.4           16.1           9.4             29.1           16.9



YEAR ENDED DEC. 31                     1987           1988           1989           1990            1991           1992
TOTAL VALUE
Dividends reinvested                   2,709          2,779          3,283          3,457           3,683          3,815
Value at year-end(1)                   44,406         50,123         60,915         59,959          74,765         81,853
AMBAL total return                     4.0            12.9           21.5           (1.6)           24.7           9.5



YEAR ENDED DEC. 31                     1993           1994           1995           1996            1997           1998
TOTAL VALUE
Dividends reinvested                   4,072          4,132          4,336          4,685           5,168          5,780
Value at year-end(1)                   91,080         91,386         116,179        131,474         159,131        176,846
AMBAL total return                     11.3           0.3            27.1           13.2            21.0           11.1



YEAR ENDED DEC. 31                     1999           2000           2001
TOTAL VALUE
Dividends reinvested                   6,427          7,213          7,791
Value at year-end(1)                   182,974        211,985        229,339
AMBAL total return                     3.5            15.9           8.2

Average annual
compound
return for 26-1/2
years: 12.6%(1),(2)

(1) These figures, unlike those shown elsewhere in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. Results shown do not take into account income or capital gain taxes.

(2) Includes reinvested dividends of $83,913 and reinvested capital gain distributions of $85,340.

(3) The Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period July 31, 1975, to December 31, 1975, the Lehman Brothers Government/Credit Bond Index (formerly known as Lehman Brothers
Government/Corporate Bond Index) results were used. The Lehman Brothers indexes are based on July 31, 1975 index values.

(4) For the period July 26, 1975 (when Capital Research and Management Company became the fund's investment adviser) through December 31, 1975.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results.
[end mountain chart]


[small color photograph of a single tree atop a grassy hill]
INSIDE AMERICAN BALANCED FUND'S RESEARCH TEAM

American Balanced Fund's investment professionals are ever mindful that "we are putting someone's future retirement funds or college savings on the line," says Robert G. O'Donnell, chairman of American Balanced Fund. "The fund represents people's hopes and dreams. It's not just a bunch of numbers."

To help guide American Balanced Fund, the fund relies on a force of 87 research analysts who are part of Capital Research and Management Company, adviser to your fund and the 28 other American Funds. We thought it would be a good time to look at what makes these research analysts an important part of your fund's investment strategy.

The analysts rely on four key principles in the fund to help them select stocks and bonds:

COMPLETE INVESTMENT PROGRAM. The fund approaches the management of its investments as if they constituted the complete investment program of the prudent investor. Most investors need both stocks and bonds in their portfolio but many are not sure how to allocate their assets. The fund provides that service.

BROAD DIVERSIFICATION. The fund is well diversified, with at least 50% but not more than 75% of its assets in common stocks. The remainder is held in bonds and a typically small cash reserve. The stock and bond portfolios are themselves broadly diversified by industry. Additionally, the fund's management system of research analysts and portfolio counselors produces a diversity of investment styles and opinions.

CONSERVATIVE APPROACH. The fund follows a conservative investment approach, giving investors an opportunity to participate in long-term appreciation in stock prices but paying close attention to limiting risk.

QUALITY INVESTMENTS. And finally, the fund focuses on quality investments in bonds as well as stocks. American Balanced Fund purchases only investment-grade bonds.

HOW RESEARCH ANALYSTS DO THEIR JOB
For the past 26 years, the fund has used the multiple portfolio counselor system developed by its investment adviser, Capital Research and Management Company. Under this system, the research analysts and portfolio counselors work together to select investments for the fund but can act on their own best ideas, instead of having to process all decisions through a cumbersome "committee" system. The fund's assets are currently divided among five portfolio counselors and a group of analysts that we call the research portfolio.

In many investment management firms, research analysts study companies and then make recommendations to portfolio managers, who decide whether to buy or sell the securities that the analysts recommend. In American Balanced Fund, as well as most other American Funds, research analysts have another way to demonstrate their convictions about an investment. They invest in selected securities in the research portfolio. Portfolio counselors are "generalists" who select from a wide range of investments. Research analysts are "specialists" who manage a portfolio in their areas of expertise.

In the pages ahead, we'll introduce you to two research analysts - Jeffrey T. Lager, an equity analyst who covers technology and business service companies, and Christine C. Cronin, a fixed-income analyst who covers investment-grade bonds. We'll show you how they work on their own, team up with each other on special projects and interact with portfolio counselors with the goal of achieving consistently superior investment results for shareholders.

[Begin Sidebar]
[photograph of Bob O'Donnell]
"We are putting someone's future retirement funds or college savings on the line. The fund represents people's hopes and dreams. It's not just a bunch of numbers."
- Bob O'Donnell
[End Sidebar]

[Begin Caption]
[photograph of Bob O'Donnell]
- Bob O'Donnell, chairman of the fund
[End Caption]

[Begin Caption]
[photograph of Christine Cronin]
- Christine Cronin, fixed-income analyst
[End Caption]

[Begin Caption]
[photograph of Jeff Lager]
- Jeff Lager, equity analyst
[End Caption]

FINDING OPPORTUNITIES IN TECHNOLOGY AND SERVICE COMPANIES
When asked what a typical week is like for a research analyst, Jeff Lager says, "There is no typical week. Every day is different and every week is full of surprises and uncertainties. My job is dealing with them." Jeff divides his job into three parts: analyzing companies and industries; communicating his recommendations to portfolio counselors and other analysts; and coordinating the research portfolio, which manages a significant share of the fund's assets. A graduate of Stanford University with three degrees including a master of business administration, he joined Capital Research in 1996 after gaining experience in the investment management business at another mutual fund company and a nationally known consulting group.

READING, CRUNCHING NUMBERS AND BUILDING MODELS. Jeff pores over hundreds of annual reports and research documents. He also reads news and thousands of reports on company visits made by Capital Research analysts over the course of a year. "Part one is reading and crunching numbers and talking with those who can give us some insights into a company," he says. Once he focuses on a possible investment, he calls or visits its customers, suppliers and vendors. He also goes on factory tours, checks inventory levels and meets with officials of the company.

Jeff and other analysts build financial models in an attempt to understand the sources of future earnings, sales and cash flow. He notes, however, that "building financial models and forecasting the future is an imperfect science at best. We try to take all of the knowledge we have assembled and use it to build a view of what the world is going to look like. From all that, we try to reach investment conclusions about the companies and their stocks." Then he makes a decision on whether to invest in a stock. "We prefer to own the stocks of quality companies but to always be mindful of investing at an attractive price."

YOU HAVE TO BE PREPARED TO BE CHALLENGED. Meeting with portfolio counselors and other investors is a big part of the analyst's job. Jeff meets two or three times a week with equity portfolio counselors Bob O'Donnell, J. Dale Harvey and Hilda Applbaum. He provides updates on companies already in the fund's portfolio and makes new recommendations to buy or sell holdings.

"It's very much an interactive process. Counselors come back to us with questions and ideas. You have to be prepared to be challenged. I may argue that XYZ company would make a great holding but a counselor may feel differently. Sometimes they will listen and choose to invest along with you. Sometimes they will make the opposite case."

[Begin Sidebar]
[photograph of Jeff Lager speaking with a man in front of computer equipment] "Our feeling was that technology stocks were overvalued and that the fundamentals had deteriorated. We were right in not owning technology in the past."
- Jeff Lager
[End Sidebar]

COMMUNICATION IS CONSTANT. "We do it through everything from formal written or oral investment reports to conversation in the hallway or over a cup of coffee about a stock that has caught someone's eye," he says.

Jeff's coverage of technology and business services has given him the opportunity to move where he perceives the value is. "In American Balanced Fund, we have had very limited exposure to technology," he says. "Our feeling was that technology stocks were overvalued and that the fundamentals had deteriorated. We were right in not owning technology in the past." But in recent months, prices have come down. "As a result, we have been gradually increasing our exposure to higher quality technology stocks. We are taking advantage of what we think will be an eventual recovery in the fundamentals."

[Begin Sidebar]
[photograph of Bob O'Donnell, Jeff Lager, and Hilda Applbaum in a meeting room] "We have such a strong team. In some cases, we even have dual coverage of industries and companies. ...I don't try to recreate the detailed work and modeling and analysis done by our analytical team."
- Hilda Applbaum
[End Sidebar]

[Begin Caption]
[photograph of Hilda Applbaum]
- Hilda Applbaum, portfolio counselor
[End Caption]

Indeed, covering these two industries helped Jeff see IBM, one of the fund's largest and oldest positions, as a diversified technology services company instead of just a computer hardware company. He says, "Today, technology services account for almost 50% of IBM's profits. As a result, IBM has recurring revenues from services that are more stable in an economic downturn than computer hardware manufacturing."

IBM is an example of how a company can remake itself. It also shows how an investment can compound over time and, therefore, the value of the fund's long-term approach. The fund has owned IBM continuously since 1952. Says Bob O'Donnell, "Our cost basis on those shares is well under a dollar; IBM trades today at around $110 a share."

COORDINATING THE RESEARCH PORTFOLIO. Jeff also has the position of research portfolio coordinator. "My job is to help make the process work effectively. I manage cash balances and make sure that we are properly invested in the companies that the analysts feel most strongly about." Jeff also moderates conferences and the group's telephone meetings.

"We want to make sure the companies we feel strongest about are the largest in the research portfolio," he says. "The objective is to make the research portfolio a concentrated portfolio of the best two or three ideas of each analyst who is involved with the fund. It's a combination of the best investment ideas of about 15 different analysts."

FINDING OPPORTUNITIES IN INVESTMENT-GRADE BONDS
Christine Cronin is an expert in taking companies apart to see if they can continue to meet their interest obligations to investors and achieve higher credit ratings. Her specialty is investment-grade bonds.

Bonds have played an important role in American Balanced Fund's long-term record. While stocks historically have produced better results than bonds, bonds have had higher total returns in seven of the past 26 years and have been far less volatile. The fund's bond portfolio is far more than a simple counterweight to equities, however. The bond portfolio generates more than half of the fund's income. American Balanced Fund will purchase only investment-grade securities (the highest four rankings given bonds by independent rating agencies).

Christine searches for the best relative values. A graduate of Columbia University and the Wharton School at the University of Pennsylvania, Christine joined Capital Research in 1997 after gaining experience in investment and credit analysis at two mutual fund companies, an accounting firm and an investment bank. Her background helps her differentiate between companies that are having only temporary problems and whose bonds may be a good investment and companies that have serious problems and should be avoided.

INVESTING IN A WIDE RANGE OF INDUSTRIES. Christine has invested in bonds from a wide range of companies for the fund, including entertainment and media firms, airlines and waste companies. One of her more successful investments was the bonds of Waste Management. "It's a simple business," she says. "Trucks go out in the morning, pick up trash and drop it off at night. It generates noncyclical, stable cash flows - ideal for bonds and making interest payments on time. It's a simple business to understand. You don't have to worry about technological change. You know the average life of the trucks and when you need to replace them. Provided you have your routes right, you should make money."

[Begin Sidebar]
[photograph of Christine Cronin]
"I've been a securities analyst for 13 years. You go with your gut, but it's tough. Experience pays off. I learn a lot from the financial models I build."
- Christine Cronin
[End Sidebar]

Christine invested in Waste Management bonds after the chief executive became ill and the firm encountered accounting irregularities as a result of some of the small companies it had purchased. The company has since recovered after bringing in new top managers and improving its technology and accounting systems. Christine worked with Jeff Lager in analyzing Waste Management. "Jeff helped me understand the company's margin structure," she says. "The key is focusing on cash flow and understanding the industry."

Equity and fixed-income analysts don't necessarily have different views of the world but "we have a different order of priorities," says Jeff. At different stages of a company's development, certain priorities are more important than others. A fixed-income analyst can be especially helpful when analysts are looking at a company whose future is in doubt. Equity analysts can bring special expertise in analyzing a company's ability to improve operating fundamentals or increase margins. "Leveraging our respective strengths can lead to better investment results in both the stock and bond sides of the portfolio," Jeff says.

Media bonds have been a good investment for the fund. Christine believes that Viacom, a media conglomerate that owns Paramount Pictures, CBS, MTV and Infinity Broadcasting, stands out. The company generates over $5 billion in cash flow a year, has good management and a diversity of properties, she says. Another investment is Univision Communications, the nation's dominant Spanish-language broadcast company that also has strong cash flow. Christine says that Hispanics, who make up 18% of the U.S. population, are "the fastest growing demographic group" in the country. While the advertising business has been off lately with companies spending less money, it's growing more important to target specific population groups, many advertisers believe.

What gets Christine to come to a decision on an investment? "I've been a securities analyst for 13 years," she says. "You go with your gut, but it's tough. Experience pays off. I learn a lot from the financial models I build."

WORKING WITH THE PORTFOLIO COUNSELORS
At Capital Research, it's easy to find a portfolio counselor to discuss the merits of an investment, says Jeff. American Balanced Fund has five portfolio counselors. Two - Bob O'Donnell and J. Dale Harvey - invest in stocks. Two more
- Abner D. Goldstine and John Smet - invest in bonds. A fifth counselor, Hilda Applbaum, invests in both stocks and bonds.

While analysts do the bulk of the fieldwork, the portfolio counselors work closely with them in making decisions. "I spend a lot of time listening to our analysts," says Hilda. "Capital Research is uniquely positioned with a wealth of research analysts here and outside the U.S." As part of Capital Research's global unit, Hilda brings to the fund international experience and investment exposure. "We have such a strong team. In some cases, we even have dual coverage of industries and companies. I can meld together the different pieces of information to come up with an opinion about the global landscape for any industry and company. I don't try to recreate the detailed work and modeling and analysis done by our analytical team."

[Begin Sidebar]
[photograph of Bob O'Donnell]
"I rely primarily on our analysts. Part of a portfolio counselor's reaction to a company is often intuitive. A typical question to analysts is: $What makes this idea distinctive from the other 8,500 stocks out there?'"
- Bob O'Donnell
[End Sidebar]

"The role of the counselor is to take the extraordinary bottom-up work that our analysts do and frame that in a context of the individual portfolio counselor's view of the world," says Hilda. "Where does that fit into building a portfolio? It's not unusual to find a company that has extraordinary opportunities in an industry that isn't that impressive."

Bob O'Donnell reads the analysts' research reports, looks at their financial models and meets with the management of many companies. He also reads Wall Street research on companies, but notes, "I rely primarily on our analysts. Part of a portfolio counselor's reaction to a company is often intuitive. A typical question to analysts is: $What makes this idea distinctive from the other 8,500 stocks out there?'"

It's important, of course, that analysts know how to communicate but it doesn't necessarily matter how or in what form. Some communicate better in writing while others are more successful speaking. Some are high energy and others are low-key. "I can work with all of them. The key is knowing how to calibrate their enthusiasm," says Bob.

Bob sums up the analysts' contribution: "They play a vital role in selecting American Balanced Fund's investments and have been a strong contributor to the fund's results." The bottom line? American Balanced Fund has ranked in the top 10% for total return of all balanced funds for the one-, five- and ten-year periods ended December 31, 2001, according to Lipper Inc.(1)

(1) The fund was compared with 479 balanced funds for one year; 293 for five years; and 71 funds for ten years. Source: Lipper Inc.

[small color photograph of a single tree atop a grassy hill]

Investment Portfolio, December 31, 2001

                                                            Percent
                                                             of Net
Ten largest equity holdings                                  Assets

AT&T                                                            1.51%
Honeywell International                                         1.48
Schlumberger                                                    1.45
General Motors                                                  1.21
Allstate                                                        1.14
Philip Morris Companies                                         1.12
Phillips Petroleum                                              1.11
J.P. Morgan Chase                                               1.11
Guidant                                                         1.08
ChevronTexaco                                                   1.01


[begin pie chart]
Investment mix by security type

Common stocks                                                     61%
Convertible securities                                             2
Corporate bonds & notes                                           15
U.S. Treasury & agency                                            14
Short-term securities & cash equivalents                           8

[end pie chart]

                                                                                           Market  Percent
                                                                          Number of         Value   of Net
Common Stocks                                                                Shares         (000)   Assets

OIL & GAS  -  4.79%
Ashland Inc.                                                               1,050,000   $    48,384     .48%
ChevronTexaco Corp. (formed by the merger of                               1,135,750       101,775     1.01
 Chevron Corp. and Texaco Inc.)
Exxon Mobil Corp.                                                          1,500,000        58,950      .59
Pennzoil-Quaker State Co.                                                  3,225,000        46,601      .47
Phillips Petroleum Co.                                                     1,850,000       111,481     1.11
Royal Dutch Petroleum Co. (New York registered)                              565,000        27,696
Shell Transport and Trading Co., PLC                                         825,000         5,662      .33
USX-Marathon Group                                                         1,029,000        30,870      .31
Valero Energy Corp.                                                        1,300,000        49,556      .49
                                                                                           480,975     4.79

PHARMACEUTICALS  -  3.97%
AstraZeneca PLC (ADR)                                                        575,000        26,795      .27
Eli Lilly and Co.                                                            432,200        33,945      .34
Johnson & Johnson                                                          1,200,000        70,920      .71
Merck & Co., Inc.                                                          1,475,000        86,730      .86
Pfizer Inc                                                                   950,000        37,857      .38
Pharmacia Corp.                                                            1,610,250        68,677      .68
Schering-Plough Corp.                                                      2,050,000        73,410      .73
                                                                                           398,334     3.97

AEROSPACE & DEFENSE  -  3.90%
Boeing Co.                                                                 1,000,000        38,780      .39
Honeywell International Inc.                                               4,400,000       148,808     1.48
Lockheed Martin Corp.                                                      1,243,400        58,029      .58
Northrop Grumman Corp.                                                       500,000        50,405      .50
Raytheon Co.                                                               2,150,000        69,810      .69
United Technologies Corp.                                                    400,000        25,852      .26
                                                                                           391,684     3.90

BANKS  -  3.66%
Bank of America Corp.                                                      1,170,000        73,651      .73
BANK ONE CORP.                                                               625,000        24,406      .24
Comerica Inc.                                                              1,250,000        71,625      .71
FleetBoston Financial Corp.                                                1,350,000        49,275      .49
National City Corp.                                                        1,900,000        55,556      .56
Wachovia Corp.                                                               600,000        18,816      .19
Washington Mutual, Inc.                                                    2,250,000        73,575      .74
                                                                                           366,904     3.66

RETAILING  -  3.57%
Albertson's, Inc.                                                          1,500,000        47,235      .47
Gap, Inc.                                                                  1,600,000        22,304      .22
J.C. Penney Co., Inc.                                                      1,300,000        34,970      .35
Kohl's Corp.  /1/                                                            500,000        35,220      .35
Lowe's Companies, Inc.                                                       600,000        27,846      .28
May Department Stores Co.                                                  2,350,000        86,903      .87
TJX Companies, Inc.                                                        1,200,000        47,832      .48
Walgreen Co.                                                               1,650,000        55,539      .55
                                                                                           357,849     3.57

DIVERSIFIED TELECOMMUNICATION SERVICES - 3.27%
ALLTEL Corp.                                                               1,250,000        77,162      .77
AT&T Corp.                                                                 8,375,000       151,922     1.51
CenturyTel, Inc.                                                             572,900        18,791      .19
Hellenic Telecommunications Organization SA                                2,000,000        32,581      .33
Verizon Communications Inc.                                                1,000,000        47,460      .47
                                                                                           327,916     3.27

ELECTRIC UTILITIES  -  2.63%
Constellation Energy Group, Inc.                                           2,400,000        63,720      .64
Exelon Corp.                                                                 950,000        45,486      .45
FPL Group, Inc.                                                              800,000        45,120      .45
PG&E Corp. /1/                                                             3,250,000        62,530      .62
TXU Corp.                                                                  1,000,000        47,150      .47
                                                                                           264,006     2.63

FOOD, BEVERAGE & TOBACCO  -  2.53%
H.J. Heinz Co.                                                             2,075,000        85,324      .85
Philip Morris Companies Inc.                                               2,450,000       112,333     1.12
Sara Lee Corp.                                                             1,100,000        24,453      .24
Unilever NV (New York registered)                                            550,000        31,686      .32
                                                                                           253,796     2.53

INSURANCE  -  2.40%
Allstate Corp.                                                             3,400,000       114,580     1.14
American International Group, Inc.                                           339,500        26,956      .27
Aon Corp.                                                                  1,500,000        53,280      .53
Royal & Sun Alliance Insurance Group PLC                                   8,000,000        45,920      .46
                                                                                           240,736     2.40

DIVERSIFIED FINANCIALS  -  2.15%
American Express Co.                                                       1,400,000        49,966      .50
Freddie Mac                                                                  250,000        16,350      .16
Household International, Inc.                                                665,000        38,530      .38
J.P. Morgan Chase & Co.                                                    3,050,000       110,868     1.11
                                                                                           215,714     2.15

PAPER & FOREST PRODUCTS  -  2.02%
International Paper Co.                                                    1,300,000        52,455      .52
Mead Corp.                                                                 1,500,000        46,335      .46
Potlatch Corp.                                                               800,000        23,456      .24
Westvaco Corp.                                                               750,000        21,338      .21
Weyerhaeuser Co.                                                           1,100,000        59,488      .59
                                                                                           203,072     2.02

HEALTH CARE EQUIPMENT & SUPPLIES  -  1.57%
Becton, Dickinson and Co.                                                  1,500,000        49,725      .49
Guidant Corp.  /1/                                                         2,168,100       107,971     1.08
                                                                                           157,696     1.57

COMMUNICATIONS EQUIPMENT  -  1.51%
Cisco Systems, Inc.  /1/                                                   1,982,900        35,910      .36
Corning Inc.                                                               5,200,000        46,384      .46
Motorola, Inc.                                                             2,000,000        30,040      .30
Nokia Corp., Class A (ADR)                                                 1,600,000        39,248      .39
                                                                                           151,582     1.51

HOTELS, RESTAURANTS & LEISURE  -  1.50%
Carnival Corp.                                                             2,526,200        70,936      .71
McDonald's Corp.                                                           3,000,000        79,410      .79
                                                                                           150,346     1.50

ENERGY EQUIPMENT & SERVICES  -  1.45%
Schlumberger Ltd.                                                          2,650,000       145,618     1.45


SOFTWARE  -  1.28%
BMC Software, Inc.  /1/                                                    3,300,000        54,021      .54
Microsoft Corp. /1/                                                        1,125,000        74,531      .74
                                                                                           128,552     1.28

CHEMICALS  -  1.26%
Crompton Corp.                                                             4,200,000        37,800      .38
Dow Chemical Co.                                                           1,452,500        49,065      .49
Millennium Chemicals Inc.                                                  3,150,000        39,690      .39
                                                                                           126,555     1.26

HOUSEHOLD DURABLES  -  1.26%
Leggett & Platt, Inc.                                                      2,000,000        46,000      .46
Newell Rubbermaid Inc.                                                     1,250,000        34,463      .34
Stanley Works                                                                980,000        45,639      .46
                                                                                           126,102     1.26

MACHINERY  -  1.25%
Caterpillar Inc.                                                             800,000        41,800      .42
Deere & Co.                                                                1,300,000        56,758      .57
Pall Corp.                                                                 1,100,000        26,466      .26
                                                                                           125,024     1.25

MEDIA  -  1.25%
Gannett Co., Inc.                                                            800,000        53,784      .54
Interpublic Group of Companies, Inc.                                       1,400,000        41,356      .41
Vivendi Universal (ADR)                                                      550,000        29,585      .30
                                                                                           124,725     1.25

AUTOMOBILES  -  1.21%
General Motors Corp.                                                       2,500,000       121,500     1.21


REAL ESTATE  -  1.01%
Apartment Investment and Management Co.,                                     550,000        25,152      .25
 Class A
Equity Office Properties Trust                                             1,400,000        42,112      .42
Equity Residential Properties Trust                                        1,200,000        34,452      .34
                                                                                           101,716     1.01

RAILROADS  -  0.98%
Burlington Northern Santa Fe Corp.                                         1,600,000        45,648      .46
CSX Corp.                                                                  1,500,000        52,575      .52
                                                                                            98,223      .98

COMPUTERS & PERIPHERALS  -  0.97%
Dell Computer Corp.  /1/                                                   1,250,000        33,975      .34
EMC Corp.  /1/                                                             2,000,000        26,880      .27
International Business Machines Corp.                                        300,000        36,288      .36
                                                                                            97,143      .97

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  0.95%
Intel Corp.                                                                1,550,000        48,748      .49
Texas Instruments Inc.                                                     1,650,000        46,200      .46
                                                                                            94,948      .95

INTERNET & CATALOG RETAIL  -  0.90%
eBay Inc.  /1/                                                             1,355,000        90,650      .90


OFFICE ELECTRONICS  -  0.79%
IKON Office Solutions, Inc.                                                6,750,000        78,908      .79


TRADING COMPANIES & DISTRIBUTORS  -  0.77%
Genuine Parts Co.                                                          2,100,000        77,070      .77


AUTO COMPONENTS  -  0.75%
TRW Inc.                                                                   2,025,000        75,006      .75


HEALTH CARE PROVIDERS & SERVICES  -  0.67%
Aetna Inc.                                                                 2,050,000        67,630      .67


HOUSEHOLD & PERSONAL PRODUCTS  -  0.66%
Avon Products, Inc.                                                          785,000        36,503      .36
Kimberly-Clark Corp.                                                         500,000        29,900      .30
                                                                                            66,403      .66

COMMERCIAL SERVICES & SUPPLIES  -  0.52%
Pitney Bowes Inc.                                                            400,000        15,044      .15
ServiceMaster Co.                                                          2,675,000        36,915      .37
                                                                                            51,959      .52

ELECTRICAL EQUIPMENT  -  0.43%
Emerson Electric Co.                                                         750,000        42,825      .43


TEXTILES & APPAREL  -  0.28%
NIKE, Inc., Class B                                                          500,000        28,120      .28


MISCELLANEOUS  -  2.89%
Other common stocks in initial period                                                      290,083     2.89
 of acquisition


Total Common Stocks                                                                      6,119,370    61.00



                                                                          Principal
                                                                       Amount (000)
Convertible Securities                                                    or Shares

CONVERTIBLE SECURITIES - 1.45%
Analog Devices, Inc. 4.75% convertible                                       $ 2,200         2,100      .02
 subordinated notes 2005
Bell Atlantic Financial Services, Inc. 4.25%                                $ 10,000         9,975      .10
 convertible debentures 2005 /3/
Corning Inc. 0% convertible debentures 2015                                 $ 58,081        30,347      .30
NB Capital Corp. 8.35% exchangeable                                  300,000 shares          7,800      .08
 depositary shares
ProLogis Trust, Series D, 7.92% preferred                             480,000               11,434      .11
Solectron Corp. 0% convertible notes 2019 /5/                               $ 60,000        30,514
Solectron Corp. 0% LYON convertible notes 2020                              $ 52,100        22,142
Solectron Corp. 0% LYON convertible notes 2020                              $ 40,000        21,252      .74
Swire Pacific Capital Ltd. 8.84% cumulative                          370,000 shares          8,880      .09
 guaranteed perpetual capital securities /3/
Union Pacific Capital Trust 6.25% TIDES                                30,000                1,429      .01
 convertible preferred 2028  /3/
Total Convertible Securities                                                               145,873     1.45

Total Common Stocks & Convertible Securities:                                            6,265,243    62.45
 (cost: $5,604,210,000)


                                                                          Principal
                                                                             Amount
Corporate Bonds & Notes                                                       (000)

BANKS & THRIFTS  -  1.82%
AB Spintab 7.50% (undated) /2/ /3/                                            $2,600         2,697      .03
Abbey National PLC: /2/
  6.70% (undated)                                                             $5,000         4,924
  7.35% (undated)                                                             $4,500         4,658      .10
Ahmanson Capital Trust I Capital Securities,                                  $4,000         3,995
 Series A, 8.36% 2026 /3/
Great Western Financial Trust II, Series A,                                   $2,645         2,571
 8.206% 2027
Washington Mutual Finance, 8.25% 2005                                         $4,000         4,381
Washington Mutual Bank, FA 6.875% 2011                                       $10,000        10,279      .21
Allfirst Preferred Capital Trust 3.93%                                        $5,000         4,766      .05
 2029 /2/
Bank of Nova Scotia 3.625% Eurodollar Note                                    $4,000         3,079      .03
 (undated) /2/
Bank of Scotland 7.00% (undated) /2/ /3/                                      $4,225         4,266
National Westminster Bank PLC 7.75%                                           $7,000         7,474      .12
 (undated) /2/
Banque Nationale de Paris 2.535% (undated) /2/                                $3,000         2,933      .03
Barclays Bank PLC 7.375% (undated)  /2/ /3/                                   $6,300         6,534      .06
BCI U.S. Funding Trust I 8.01% noncumulative                                  $4,000         4,106      .04
 preferred (undated)  /2/ /3/
BNP Paribas Capital Trust 9.003% noncumulative                                $6,000         6,768
 trust preferred (undated) /3/
BNP U.S. Funding LLC, Series A, 7.738%                                       $12,000        12,663      .19
 noncumulative preferred (undated)  /2/ /3/
Canadian Imperial Bank of Commerce 3.625%                                 $1,600,000         1,250      .01
 Eurodollar note (undated) /2/
Den Norske CreditBank 2.375% (undated) /2/                                     3,000         2,322      .02
Fuji JGB Investment LLC, Series A, 9.87%                                      12,425         9,822      .10
 noncumulative preferred (undated)  /2/ /3/
HSBC Capital Funding LP: /2/ /4/
 8.03% noncumulative preferred (undated)                                 Euro 5,000          4,936
 Series 1, 9.547% noncumulative step-up                                       $2,500         2,899
   perpetual preferred (undated) /3/
 Series 2, 10.176% noncumulative step-up                                      10,100        12,729      .21
   perpetual preferred (undated) /3/
Midland Bank 2.25% Eurodollar note                                             4,000         3,211      .03
 (undated) /2/
Regional Diversified Funding Ltd. 9.25%                                        6,500         6,809      .07
 2030 /3/
Royal Bank of Scotland Group PLC 7.648%                                       14,000        14,173      .14
 (undated) /2/
Skandinaviska Enskilda Banken 6.50%                                            7,500         7,665      .08
 (undated) /2/ /3/
SocGen Real Estate Co. LLC, Series A,                                         25,500        26,281      .26
 7.64% (undated)  /2/ /3/
UBS Preferred Funding Trust 1 8.622% (undated)                                 3,750         4,180      .04
                                                                                           182,371     1.82

TELECOMMUNICATION SERVICES  -  1.79%
AT&T Corp.: /3/
  7.30% 2011                                                                   5,000         5,138
  8.00% 2031                                                                  20,000        20,922      .26
AT&T Wireless Services, Inc.:
 7.875% 2011                                                                   5,000         5,330
 8.75% 2031                                                                    5,000         5,686      .11
British Telecommunications PLC 8.375% 2010 /2/                                13,050        14,418      .14
CenturyTel, Inc., Series H, 8.375% 2010                                        6,500         6,876      .07
Cingular Wireless 5.625% 2006 /3/                                              6,000         6,056      .06
France Telecom: /2/ /3/
 8.00% 2011                                                                    5,500         5,890
 8.75% 2031                                                                    2,250         2,564      .08
Koninklijke KPN NV 8.00% 2010                                                  5,500         5,554      .06
PCCW-HKT Capital Ltd. 7.75% 2011 /3/                                          17,250        17,245      .17
Qwest Capital Funding, Inc.:
 7.75% 2006                                                                   10,000        10,218
 7.90% 2010                                                                    8,750         8,913
 7.625% 2021 /3/                                                              18,000        17,212      .36
TCI Communications, Inc. 8.75% 2015                                            2,000         2,296      .02
TELUS Corp. 8.00% 2011                                                         5,000         5,273      .05
Verizon Pennsylvania Inc., Series A,                                          12,000        11,527      .12
 5.65% 2011
Verizon Wireless Capital LLC 5.375% 2006 /3/                                   7,250         7,225      .07
Vodafone AirTouch PLC 7.75% 2010                                               3,500         3,850      .04
Voicestream Wireless Corp., 10.375% 2009                                      11,100        12,676      .13
WCG Note Trust 8.25% 2004 /3/                                                  5,000         4,891      .05
                                                                                           179,760     1.79

UTILITIES  -  1.30%
AES Drax Holdings Ltd., Series A, 10.41%                                      13,000        11,668
 2020 /6/
AES Red Oak, LLC, Series B, 9.20% 2029 /6/                                     3,000         2,925      .15
American Electric Power Co., Inc., Series A,                                   3,500         3,459      .03
 6.125% 2006
Commonwealth Edison Co. 6.95% 2018                                             4,000         3,876
Exelon Corp. 6.75% 2011                                                        5,125         5,203
Exelon Generation Co., LLC 6.95% 2011 /3/                                      3,000         3,047      .12
Edison Mission Energy:
 7.73% 2009                                                                    7,500         6,975
 9.875% 2011                                                                   2,080         2,167
Homer City Funding LLC  8.734% 2026                                            2,500         2,302
Midwest Generation, LLC, Series B, 8.56%                                       5,000         4,718      .16
 2016 /6/
El Paso Corp. 7.80% 2031                                                      10,000        10,121
Gemstone Investor Ltd. 7.71% 2004 /3/                                         15,100        14,687      .25
FirstEnergy Corp., Series C, 7.375% 2031                                       7,500         7,323      .07
Florida Gas Transmission Co. 7.625% 2010 /3/                                   1,750         1,665      .02
Israel Electric Corp. Ltd.: /3/
 7.75% 2009                                                                    7,500         7,772
 7.75% 2027                                                                    7,500         6,824      .15
NiSource Finance Corp.:
 7.625% 2005                                                                   6,000         6,275
 7.875% 2010                                                                   4,000         4,137      .10
TXU Corp., Series J, 6.375% 2006                                              10,000        10,082      .10
Williams Companies, Inc. 7.125% 2011                                          15,000        14,837      .15
                                                                                           130,063     1.30

MEDIA  -  1.07%
A.H. Belo Corp. 7.75% 2027                                                     4,500         3,951
Belo Corp. 8.00% 2008                                                          1,500         1,534      .06
AOL Time Warner Inc. 7.625% 2031                                               5,000         5,291      .05
Chancellor Media Corp. of Los Angeles                                          3,500         3,640
 8.00% 2008
Clear Channel Communications, Inc. 6.00% 2006                                  2,550         2,510      .06
Comcast Cable Communications, Inc. 8.375% 2007                                 4,750         5,270      .05
Cox Radio, Inc. 6.625% 2006                                                    8,500         8,603      .09
Fox/Liberty Networks, LLC, FLN Finance,                                       17,750        18,460      .18
 Inc. 8.875% 2007
Hearst-Argyle Television, Inc. 7.00% 2018                                      3,550         2,982      .03
Liberty Media Corp.:
 7.75% 2009                                                                    7,000         7,042
 7.875% 2009                                                                   3,000         3,040
 8.25% 2030                                                                    2,650         2,505      .13
News America Holdings Inc. 7.75% 2045                                         15,000        14,413
News America Inc. 7.25% 2018                                                   5,000         4,803      .19
Time Warner Inc. 6.85% 2026                                                    4,825         4,965      .05
Univision Communications Inc. 7.85% 2011                                       8,250         8,354      .08
Viacom Inc. 6.625% 2011                                                       10,000        10,184      .10
                                                                                           107,547     1.07

AUTOMOBILES & COMPONENTS  -  1.05%
Ford Motor Co. 7.45% 2031                                                      5,800         5,322
Ford Motor Credit Co.:
 6.875% 2006                                                                  20,000        19,993
 7.25% 2011                                                                   10,000         9,748
 7.375% 2011                                                                   3,500         3,454      .38
General Motors Acceptance Corp.:
 6.125% 2006                                                                   5,000         4,948
 7.75% 2010                                                                    3,500         3,603
 6.875% 2011                                                                  30,000        29,342
 8.00% 2031                                                                    9,500         9,611
General Motors Corp. 8.80% 2021                                                5,000         5,300
General Motors Nova Scotia Finance Co.                                         5,000         4,976      .58
 6.85% 2008
TRW Inc.:
 7.125% 2009                                                                   5,000         4,847
 7.75% 2029                                                                    4,315         4,057      .09
                                                                                           105,201     1.05

MATERIALS  -  0.89%
BHP Finance Ltd. 6.75% 2013                                                   10,000        10,128      .10
Bowater Canada Finance Corp. 7.95% 2011 /3/                                   13,700        13,801      .14
Equistar Chemicals, LP 8.50% 2004                                              2,500         2,490      .02
Fort James Corp. 6.875% 2007                                                   8,000         7,561
Georgia-Pacific Corp.:
 8.125% 2011                                                                  16,575        16,240
 8.875% 2031                                                                   5,000         4,947      .29
Inco Ltd. 9.60% 2022                                                           5,000         5,227      .05
International Paper Co. 6.75% 2011                                            20,250        20,392      .20
Scotia Pacific Co. LLC, Series B:
 Class A-1, 6.55% 2028 /6/                                                     5,054         5,062
 Class A-3, 7.71% 2028                                                         5,000         3,500      .09
                                                                                            89,348      .89

INSURANCE  -  0.72%
AIG SunAmerica Global Financing VII                                            7,750         7,808      .08
 5.85% 2008 /3/
Allstate Corp. 6.75% 2018                                                      8,350         8,167      .08
The Equitable Life Assurance Society of the                                    1,750         1,839      .02
 United States 6.95% 2005 /3/
ING Capital Funding Trust III 8.439%                                          13,000        14,212
 (undated) /2/
ReliaStar Financial Corp. 8.00% 2006                                           9,250        10,183      .24
Lindsey Morden Group Inc., Series B, 7.00%                                 C$ 5,520          2,253      .02
 2008 /3/ /5/
Provident Companies, Inc. 7.00% 2018                                        $ 9,500          8,989      .09
Prudential Holdings, LLC, Series C, 8.695%                                   18,000         18,779      .19
 2023 /3/ /6/
                                                                                            72,230      .72

TECHNOLOGY HARDWARE & EQUIPMENT  -  0.65%
Compaq Computer Corp. 6.20% 2003                                              24,100        24,252      .24
Motorola, Inc.:
 8.00% 2011 /3/                                                               33,000        33,131
 5.22% 2097                                                                    3,500         2,205      .35
Nortel Networks Ltd. 6.125% 2006                                               6,500         5,200      .06
                                                                                            64,788      .65

HEALTH CARE EQUIPMENT & SERVICES  -  0.43%
Aetna Inc.:
 7.375% 2006                                                                  17,000        17,083
 7.875% 2011                                                                  22,125        21,746      .39
Humana Inc. 7.25% 2006                                                         4,500         4,529      .04
                                                                                            43,358      .43

RETAILING  -  0.37%
Federated Department Stores, Inc. 6.625% 2011                                  5,250         5,159      .05
Gap, Inc. 8.80% 2008 /3/                                                       4,500         3,942      .04
J.C. Penney Co., Inc.:
 7.05% 2005                                                                    4,500         4,410
 7.60% 2007                                                                    3,200         3,136
 7.65% 2016                                                                    1,195         1,046
 7.95% 2017                                                                   11,000         9,735
 8.25% 2022 /6/                                                                3,000         2,595
 7.125% 2023                                                                   1,875         1,538      .22
Toys "R" Us, Inc. 7.625% 2011 /3/                                              5,450         5,326      .06
                                                                                            36,887      .37

OTHER INDUSTRIES  -  1.52%
BAE SYSTEMS, Series 2001, Class G, MBIA                                        7,905         8,122      .08
 Insured, 6.664% 2013 /3/ /6/
Capital One Bank:
 8.25% 2005                                                                   12,000        12,256
 6.875% 2006                                                                   2,750         2,678      .15
Cendant Corp. 7.75% 2003                                                       8,650         8,792      .09
Deere & Co. 8.95% 2019                                                         7,330         8,094      .08
Delhaize America Inc.:
 8.125% 2011                                                                   8,500         9,325
 9.00% 2031                                                                    5,000         5,993      .15
EOP Operating LP:
 8.10% 2010                                                                    3,750         4,063
 7.25% 2018                                                                    2,000         1,895      .06
Hasbro, Inc.:
 7.95% 2003                                                                    3,000         3,060
 8.50% 2006                                                                    5,000         5,100      .08
Household Finance Corp. 6.75% 2011                                            10,000         9,951      .10
Hutchison Whampoa International Ltd.                                           3,500         3,569      .04
 7.00% 2011 /3/
Lilly Del Mar Inc. 3.41% 2029  /2/ /3/                                         8,000         8,013      .08
MGM Mirage Inc. 8.50% 2010                                                     9,350         9,297
Mirage Resorts, Inc. 6.75% 2008                                                3,000         2,804      .12
OXYMAR 7.50% 2016 /3/                                                          6,000         4,907      .05
ProLogis Trust 7.05% 2006                                                      4,000         4,134      .04
Royal Caribbean Cruises Ltd. 7.00% 2007                                        7,000         5,565      .06
United Air Lines, Inc. 10.67% 2004                                             5,000         3,650      .04
VF Corp. 8.50% 2010                                                           13,750        15,105      .15
Waste Management, Inc. 7.375% 2010                                             3,500         3,598
WMX Technologies, Inc. 7.10% 2026                                             11,000        11,498      .15
                                                                                           151,469     1.52

PRIVATE ISSUE MORTGAGE-BACKED
 OBLIGATIONS  -  1.90% /6/
Bear Stearns Commercial Mortgage
 Securities Inc.:
 Series 2000-WF2, Class A-2, 7.32% 2032                                        2,000         2,133
 Series 2001-TOP2, Class A-2, 6.48% 2035                                       6,000         6,123      .08
Chase Commercial Mortgage Securities Corp.:
 Series 1998-2, Class A-2, 6.39% 2030                                         28,150        28,913
 Series 1998-2, Class E, 6.39% 2030                                            2,500         2,391
 Series 1999-1, Class C, 7.625% 2031                                           3,000         3,194      .34
CS First Boston Mortgage Securities Corp.,                                     8,375         8,639      .09
 Series 1998-C1, Class A-1B, 6.48% 2040
DLJ Commercial Mortgage Corp., Series                                          3,750         3,863      .04
 1999-CG1, Class A-1B, 6.46% 2032
DLJ Mortgage Acceptance Corp.: /3/
 Series 1996-CF2, Class A-1, 7.29% 2021                                        6,000         6,389
 Series 1995-CF2, Class A-1B, 6.85% 2027                                       5,825         5,982      .12
Fannie Mae Trust, Series 2001-50, Class BA,                                    4,911         5,037      .05
 7.00% 2041
GGP Mall Properties Trust, Series 2001-C1A,                                    7,493         7,251      .07
 Class A2, 5.007% 2011 /3/
GS Mortgage Securities Corp. II, Series                                       10,000         9,611      .10
 1998-C1, Class D, 7.242% 2030 /2/
J.P. Morgan Chase Commercial Mortgage                                          7,010         7,021      .07
 Securities Corp., Series 2001-CIBC1,
 Class A2, 6.001% 2033
J.P. Morgan Commercial Mortgage Finance Corp.,                                 1,372         1,432      .01
 Series 1996-C3, Class A-1, 7.33% 2028
L.A. Arena Funding, LLC, Series 1, Class A,                                    6,411         6,434      .06
 7.656% 2026 /3/
LB Commerical Mortgage Trust, Series 1998-C1,                                  7,400         7,629      .08
 Class A-3, 6.48% 2030
LB-UBS Commercial Mortgage Trust, Series                                       3,750         4,167      .04
 2000-C3, Class A-2, 7.95% 2010
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C3, Class A-3, 7.051% 2025 /2/                                   12,897        13,151
 Series 1999-C1, Class A-2, 7.56% 2031                                         6,750         7,296      .20
Morgan Stanley Capital I, Inc.:
 Series 1997-HF1, Class B, 7.33% 2007 /3/                                      8,656         9,240
 Series 1999-FNV1, Class A-2, 6.53% 2031                                      10,000        10,339      .20
Morgan Stanley Dean Witter Capital I Trust,                                    9,000         9,086      .09
 Series 2001-TOP5, Class A-3, 6.16% 2035
Nomura Asset Securities Corp., Series 1998-D6,                                10,319        10,736      .11
 Class A-A1, 6.28% 2030
PNC Mortgage Securities Corp., Series 1998-10,                                 5,781         5,621      .06
 Class 1-B1, 6.50% 2028 /3/
Residential Funding Mortgage Securities I,                                     1,581         1,640      .02
 Inc., Series 2001-S1, Class A-1, 7.00% 2016
Structured Asset Securities Corp., Series                                      6,628         7,127      .07
 1998-RF2, Class A, 8.527% 2027 /2/ /3/
                                                                                           190,445     1.90

ASSET-BACKED OBLIGATIONS  -  1.80%
Airplanes Pass Through Trust: /6/
 Class B, 2.646% 2019 /2/                                                      3,895         3,116
 Class 1-C, 8.15% 2019 /5/                                                     7,090         4,254      .07
America West Airlines, Inc., Series 2000-1,                                    4,262         4,320      .04
 Class G, AMBAC Insured, 8.057% 2020 /6/
American Airlines Inc.: /3/
 Series 2001-2, Class A-2, 7.858% 2011                                         3,000         2,994
 Series 2001-1, Class A-1, 6.977% 2021 /6/                                     9,329         8,826      .12
Atlas Air, Inc., Series 1998-1, Class A,                                       2,725         2,489      .02
 7.38% 2019 /6/
Conseco Finance Home Equity Loan Trust,                                        8,750         8,895
 Series 2001-C, Class A-3, 5.39% 2025 /6/
Conseco Finance Manufactured Housing Contract                                  4,625         4,675      .14
 Trust, Series 2001-3, Class A-2,
 5.16% 2033 /6/
Continental Airlines, Inc.:
 Series 1998-3, Class C-2, 7.25% 2005                                          3,000         2,220
 Series 1998-3, Class A-2, 6.32% 2008 /6/                                      5,000         4,559
 Series 2000-2, Class C, 8.312% 2011 /6/                                       7,769         5,905
 Series 1996-2, Class B, 8.56% 2014 /6/                                        1,642         1,514
 Series 1997-4, Class A, 6.90% 2018 /6/                                        2,269         2,012
 Series 1999-1, Class B, 6.795% 2020 /6/                                       6,940         5,744
 Series 2000-1, Class A-1, 8.048% 2020 /6/                                     9,848         9,340      .31
Delta Air Lines, Inc.: /6/
 Series 1992-A2, 9.20% 2014                                                    1,500         1,210
 Series 1993-A2, 10.50% 2016                                                   5,000         3,925      .05
GRCT Consumer Loan Trust, Series 2001-1A,                                      5,250         5,366      .05
 Class 2BRV, 6.251% 2020 /3/ /6/
Grupo Financiero Banamex Accival,                                                719           660      .01
 SA de CV 0% 2002 /3/ /6/
H. S. Receivables Corp., Series 1999-1,                                        4,219         4,374      .04
 Class A, 8.13% 2006 /3/ /6/
Jet Equipment Trust: /3/ /6/
 Series 1995-B, Class B, 7.83% 2015                                            6,714         5,036
 Series 1995-A, Class B, 8.64% 2015                                            4,126         3,300      .08
MBNA Master Credit Card Trust, Series 1998-E,                                  2,500         2,532      .03
 Class C, 6.60% 2010 /3/ /6/
MMCA Auto Owner Trust, Series 2001-2, Class B,                                 5,000         5,118      .05
 5.75% 2007 /6/
Northwest Airlines, Inc., Series 1999-3,                                      10,038        10,294      .10
 Class G, 7.935% 2020 /6/
Pegasus Aviation Lease Securitization,                                         5,500         4,646      .05
 Series 2000-1, Class A-2, 8.37% 2030 /3/ /6/
PF Export Receivables Master Trust, Series                                     5,250         5,293      .05
 2001-B, MBIA Insured, 6.60% 2011 /3/ /6/
PP&L Transition Bond Co. LLC, Series 1999-1,                                   7,000         7,552      .08
 Class A-7, 7.05% 2009 /6/
Providian Master Trust, Series 2000-1,                                         6,000         5,660      .06
 Class C, 3.046% 2009 /2/ /3/ /6/
Puerto Rico Public Financing Corp., Series                                     9,017         9,017      .09
 1999-1, Class A, AMBAC Insured, 6.15% 2008 /6/
Residential Funding Mortgage Securities II,
 Inc.: /6/
 Series 2001-H13, Class A-I-4, AMBAC Insured,                                  4,000         4,081
 6.09% 2015
 Series 2001-HS2, Class A-4, AMBAC Insured,                                    5,750         5,875      .10
 6.43% 2016
Team Fleet Financing Corp., Series 2001-3A,                                    5,250         5,247      .05
 Class A, 2.83% 2005 /2/ /3/ /6/
Tobacco Settlement Financing Corp., Series                                     5,250         5,125      .05
 2001A, 6.36% 2025 /6/
United Air Lines, Inc.:
 Series 2000-1, Class A-2, 7.73% 2010                                          3,850         3,330
 Series 1995-A2, 9.56% 2018 /6/                                                4,000         3,170      .07
US Airways, Inc.: /6/
 Series 2000-3G, 7.89% 2020                                                    7,582         7,604
 Series 2001-1G, 7.076% 2021                                                   1,747         1,752      .09
                                                                                           181,030     1.80

Total Corporate Bonds & Notes                                                            1,534,497    15.31


U.S. Treasury & Agency Obligations

U.S. TREASURY NOTES & BONDS  -  8.33%
 14.25% February 2002                                                          2,000         2,029
 3.625% July 2002  /7/                                                       110,967       112,025
 5.875% November 2004                                                         50,000        52,922
 6.75% May 2005                                                              100,000       108,719
 5.625% February 2006                                                        100,000       105,359
 6.875% May 2006                                                              30,000        33,000
 3.375% January 2007  /7/                                                     40,662        40,783
 3.625% January 2008  /7/                                                    110,006       111,226
 4.75% November 2008                                                          20,000        19,912
 10.375% November 2009                                                        15,000        17,613
 10.00% May 2010                                                               4,500         5,316
 3.50% January 2011  /7/                                                      25,828        25,460
 5.00% February 2011                                                          39,000        38,854
 10.375% November 2012                                                        10,000        12,813
 11.250% February 2015                                                         8,000        12,274
 7.25% May 2016                                                               17,000        19,654
 8.875% August 2017                                                           20,000        26,569
 7.875% February 2021                                                         10,000        12,439
 6.25% August 2023                                                            45,000        47,609
 6.00% February 2026                                                          20,000        20,578
 6.125% November 2027                                                         10,000        10,483
                                                                                           835,637     8.33

FEDERAL AGENCY: MORTGAGE PASS-THROUGH
 OBLIGATIONS  -  4.48% /6/
Fannie Mae 5.50%-9.00% 2008-2031                                             155,516       157,529     1.57
Freddie Mac 6.00%-10.00% 2008-2032                                            20,708        20,881      .21
Government National Mortgage Association                                     262,310       271,080     2.70
 6.00%-10.00% 2009-2031
                                                                                           449,490     4.48

FEDERAL AGENCY: NON-PASS-THROUGH
 OBLIGATIONS  -  0.91%
 Fannie Mae 6.75%-7.25% 2028-2030                                             24,500        26,686      .27
Federal Home Loan Bank Bonds 4.875% 2004                                      28,750        29,532      .29
Freddie Mac:
 5.75% 2010                                                              Euro 3,000          2,770
 6.75% 2031                                                                 $ 30,500        32,344      .35
                                                                                            91,332      .91

FEDERAL AGENCY: COLLATERALIZED MORTGAGE
 OBLIGATIONS  -  0.11% /6/
Fannie Mae Grantor Trust, Series 2001-T10,                                     4,892         5,067
 Class A-1, 7.00% 2041
Fannie Mae: /2/
 Series 2001-4, Class NA, 11.683% 2025                                         3,188         3,667
 Series 2001-20, Class D, 10.964% 2031                                           621           706      .09
Freddie Mac, Series 2310, Class B, 9.806%                                      1,805         1,967      .02
 2015 /2/
                                                                                            11,407      .11

Total U.S. Treasury & Agency Obligations                                                 1,387,866    13.83


Other Obligations
MISCELLANEOUS  -  0.05%
Other obligations in initial period of                                         5,000         5,441      .05
 acquisition


Total Bonds & Notes (cost: $2,921,662,000)                                               2,927,804    29.19





Short-Term Securities

Corporate Short-Term Notes  -  5.67%
American Express Credit Corp. 2.02%                                           25,000        24,980      .25
 due 1/14/2002
Bank of America Corp. 1.75%-1.76% due                                         87,000        86,894      .86
 1/22-1/30/2002
BellSouth Corp. 2.00%-2.20% due                                               40,000        39,918      .40
 1/18-2/8/2002 /3/
Ciesco LP 1.85% due 2/7/2002                                                  27,000        26,947      .27
Coca-Cola Co. 1.74%-1.89% due 1/18-2/22/2002                                  38,800        38,740      .38
Equilon Enterprises LLC 1.75% due 1/8/2002                                     6,400         6,398      .06
General Electric Capital Corp. 1.82% due                                      12,900        12,899
 1/2/2002
General Electric Capital Services, Inc.                                       40,000        39,935      .53
 1.82% due 2/1/2002
Household Finance Corp. 2.07% due 1/10/2002                                   25,000        24,986      .25
Merck & Co., Inc. 1.82% due 3/8/2002                                          25,000        24,918      .25
Park Avenue Receivables Corp. 1.80%-2.32%                                    100,000        99,930      .99
 due 1/8-1/29/2002 /3/
Pfizer Inc 1.80%-2.00% due 1/25-1/31/2002 /3/                                 40,000        39,944      .40
SBC Communications Inc. 2.00% due 3/8/2002 /3/                                16,000        15,947      .16
Verizon Network Funding Corp. 1.76%-2.34%                                     45,000        44,958      .45
 due 1/11-1/24/2002
Wells Fargo & Co. 1.79% due 3/22/2002                                         42,000        41,832      .42
                                                                                           569,226     5.67

Federal Agency Discount Notes  -  2.35%
Federal Home Loan Banks 1.66%-2.33% due                                      101,000       100,506     1.00
 1/11-6/13/2002
Freddie Mac 1.72%-2.30% due 1/3-4/25/2002                                     86,000        85,759      .85
International Bank for Reconstruction and                                     50,000        49,848      .50
 Development 1.75% due 3/4/2002
                                                                                           236,113     2.35

U.S. Treasuries  -  0.16%
U.S. Treasury Bills 1.715%-2.05% due                                          16,000        15,930      .16
 3/14-4/4/2002


Total Short-Term Securities (cost: $821,171,000)                                           821,269     8.18
Total Investment Securities (cost: $9,347,043,000)                                      10,014,316    99.82
Excess of cash and receivables over payables                                                18,029      .18

NET ASSETS                                                                             $10,032,345  100.00%

/1/ Non-income-producing security.
/2/ Coupon rate may change periodically.
/3/ Purchased in a private placement transaction;
 resale may be limited to qualified
 institutional buyers; resale to the public may require registration.
/4/ Step bond; coupon rate will increase at a
 later date.
/5/ Valued under procedures established by the
 Board of Directors.
/6/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made.
 Therefore, the effective maturities
 are shorter than the stated maturities.
/7/ Index-linked bond whose principal amount moves with a government retail price index.

ADR = American Depositary Receipts

See Notes to Financial Statements

Equity securities appearing in the portfolio since June 30, 2001

American Express
American International Group
BMC Software
Boeing
Comerica
eBay
Eli Lilly
EMC
Emerson Electric
Equity Office Properties Trust
Exelon
Exxon Mobil
Guidant
Hellenic Telecommunications
Honeywell International
Kohl's
Leggett & Platt
Northrop Grumman
Schlumberger
Unilever
United Technologies
Valero Energy


Equity securities eliminated from the portfolio since June 30, 2001

American General
Bristol-Myers Squibb
Consolidated Edison
Fannie Mae
First Union
General Mills
Hewlett Packard
Knight-Ridder
New York Times
Qwest Communications
Spieker Properties
Suzuki Motors
Tosco
Ultramar Diamond Shamrock
Xilinx


AMERICAN BALANCED FUND
Financial statements

Statement of assets and liabilities
at December 31, 2001                                                        (dollars in  thousands)

Assets:
 Investment securities at market
  (cost: $9,347,043)                                                                         $10,014,316
 Cash                                                                                             13,804
 Receivables for -
  Sales of investments                                                           $6,473
  Sales of fund's shares                                                         79,912
  Dividends and interest                                                         51,329          137,714
                                                                                              10,165,834
Liabilities:
 Payables for -
  Purchases of investments                                                      109,848
  Repurchases of fund's shares                                                   17,299
  Management services                                                             2,275
  Other expenses                                                                  4,067          133,489
Net assets at December 31, 2001                                                              $10,032,345

 Total authorized capital stock - 1,500,000,000
 shares, $.001 par value
 Class A shares:
  Net assets                                                                                  $8,914,749
  Shares outstanding                                                                         562,281,250
  Net asset value per share                                                                       $15.85
 Class B shares:
  Net assets                                                                                    $608,017
  Shares outstanding                                                                          38,438,510
  Net asset value per share                                                                       $15.82
 Class C shares:
  Net assets                                                                                    $406,049
  Shares outstanding                                                                          25,674,080
  Net asset value per share                                                                       $15.82
 Class F shares:
  Net assets                                                                                    $103,530
  Shares outstanding                                                                           6,530,740
  Net asset value per share                                                                       $15.85




Statement of operations
for the year ended December 31, 2001                                        (dollars in  thousands)
Investment income:
 Income:
  Dividends                                                                    $101,866
  Interest                                                                      199,941         $301,807

 Expenses:
  Management services fee                                                        21,598
  Distribution expenses - Class A                                                18,135
  Distribution expenses - Class B                                                 2,468
  Distribution expenses - Class C                                                 1,282
  Distribution expenses - Class F                                                    77
  Transfer agent fee - Class A                                                    8,771
  Transfer agent fee - Class B                                                      337
  Administrative services fees - Class C                                            303
  Administrative services fees - Class F                                             63
  Reports to shareholders                                                           253
  Registration statement and prospectus                                             651
  Postage, stationery and supplies                                                  943
  Directors' fees                                                                   116
  Auditing and legal fees                                                            63
  Custodian fee                                                                     183
  Other expenses                                                                     21           55,264
 Net investment income                                                                           246,543

Realized gain and unrealized
 appreciation on investments:
 Net realized gain                                                                               202,040
 Net unrealized appreciation
  on investments                                                                                 145,706
  Net realized gain and
   unrealized appreciation
   on investments                                                                                347,746
 Net increase in net assets resulting
  from operations                                                                               $594,289









Statement of changes in net assets                                          (dollars in  thousands)


                                                                             Year ended      December 31
                                                                                    2001             2000
Operations:
 Net investment income                                                         $246,543         $222,742
 Net realized gain on investments                                               202,040          283,175
 Net unrealized appreciation
  on investments                                                                145,706          326,358
  Net increase in net assets
   resulting from operations                                                    594,289          832,275

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income:
  Class A                                                                      (257,896)        (215,118)
  Class B                                                                        (7,403)            (390)
  Class C                                                                        (3,763)               -
  Class F                                                                        (1,181)               -
 Distributions from net realized gain on investments:
  Class A                                                                      (157,294)        (215,563)
  Class B                                                                        (9,333)          (1,181)
  Class C                                                                        (5,930)               -
  Class F                                                                        (1,515)               -
   Total dividends and distributions                                           (444,315)        (432,252)

Capital share transactions:
 Proceeds from shares sold                                                    4,776,747        1,236,617
 Proceeds from shares issued in reinvestment
  of net investment income dividends and
  distributions of net realized gain on investments                             421,907          410,463
 Cost of shares repurchased                                                  (1,396,702)      (1,948,133)
  Net increase (decrease) in net assets resulting
   from capital share transactions                                            3,801,952         (301,053)
Total increase in net assets                                                  3,951,926           98,970

Net assets:
 Beginning of year                                                            6,080,419        5,981,449
 End of year (including
  undistributed
  net investment income: $18,477 and $42,452,
  respectively)                                                             $10,032,345       $6,080,419



See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in stocks and fixed-income securities.

The fund offers four classes of shares as described below:

Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of December 31, 2001, the cost of investment securities for federal income tax reporting purposes was $9,347,205,000. Net unrealized appreciation on investments aggregated $667,111,000; $947,342,000 related to appreciated securities and $280,231,000 related to depreciated securities. For the year ended December 31, 2001, the fund realized tax basis net capital gains of $202,299,000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $21,598,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.42% per annum of the first $500 million of daily net assets decreasing to 0.25% of such assets in excess of $10.5 billion. For the year ended December 31, 2001, the management services fee was equivalent to an annualized rate of 0.28% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.25% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.25% annual expense limit for Class A shares is not exceeded. For the year ended December 31, 2001, aggregate distribution expenses were limited to $18,135,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class A shares. As of December 31, 2001, unreimbursed expenses which remain subject to reimbursement totaled $9,279,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended December 31, 2001, aggregate distribution expenses were $2,468,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended December 31, 2001, aggregate distribution expenses were $1,282,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended December 31, 2001, aggregate distribution expenses were $77,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of December 31, 2001, aggregate distribution expenses payable to AFD for all share classes were $2,294,000.

AFD received $9,271,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended December 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $9,108,000 was incurred during the year ended December 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of December 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $1,076,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended December 31, 2001, total fees under the agreement were $366,000. As of December 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $79,000.

DEFERRED DIRECTORS' FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of December 31, 2001, the cumulative amount of these liabilities was $609,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $6,800,704,000 and $3,464,926,000, respectively, during the year ended December 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended December 31, 2001, the custodian fee of $183,000 includes $79,000 that was paid by these credits rather than in cash.

For the year ended December 31, 2001, the fund reclassified $275,000 from undistributed net investment income to undistributed net realized gains and $27,195,000 from undistributed net realized gains to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of December 31, 2001, net assets consisted of the following:

Net Assets Table

                                                                 (dollars in thousands)
Capital paid in on shares of capital stock                                      $9,330,213
Undistributed net investment income                                                 18,477
Undistributed net realized gain                                                     16,379
Net unrealized appreciation                                                        667,276
Net assets                                                                     $10,032,345

Capital share transactions in the fund were as follows:

Capital Share Transactions
                                                                          Year ended        Year ended
                                                                        December 31,      December 31,
                                                                                 2001              2001
                                                                        Amount (000)            Shares
Class A Shares:
  Sold                                                                    $3,684,604       232,952,471
  Reinvestment of dividends and distributions                                394,293        25,072,817
  Repurchased                                                             (1,356,438)      (86,198,368)
   Net increase (decrease) in Class A                                      2,722,459       171,826,920
Class B Shares: /1/
  Sold                                                                       575,284        36,370,951
  Reinvestment of dividends and distributions                                 15,886         1,017,082
  Repurchased                                                                (22,362)       (1,431,243)
   Net increase in Class B                                                   568,808        35,956,790
Class C Shares: /2/
  Sold                                                                       408,760        25,796,890
  Reinvestment of dividends and distributions                                  9,226           591,888
  Repurchased                                                                (11,176)         (714,698)
   Net increase in Class C                                                   406,810        25,674,080
Class F Shares: /2/
  Sold                                                                       108,099         6,796,798
  Reinvestment of dividends and distributions                                  2,502           160,225
  Repurchased                                                                 (6,726)         (426,283)
   Net increase in Class F                                                   103,875         6,530,740
Total net increase (decrease) in fund                                     $3,801,952       239,988,530




                                                                          Year ended        Year ended
                                                                        December 31,      December 31,
                                                                                 2000              2000
                                                                        Amount (000)            Shares
Class A Shares:
  Sold                                                                    $1,200,243        82,263,334
  Reinvestment of dividends and distributions                                408,946        28,054,561
  Repurchased                                                             (1,947,161)     (134,793,441)
   Net increase (decrease) in Class A                                       (337,972)      (24,475,546)
Class B Shares: /1/
  Sold                                                                        36,374         2,443,624
  Reinvestment of dividends and distributions                                  1,517           102,771
  Repurchased                                                                   (972)          (64,675)
   Net increase in Class B                                                    36,919         2,481,720
Class C Shares: /2/
  Sold                                                                           -                 -
  Reinvestment of dividends and distributions                                    -                 -
  Repurchased                                                                    -                 -
   Net increase in Class C                                                       -                 -
Class F Shares: /2/
  Sold                                                                           -                 -
  Reinvestment of dividends and distributions                                    -                 -
  Repurchased                                                                    -                 -
   Net increase in Class F                                                       -                 -
Total net increase (decrease) in fund                                     $ (301,053)      (21,993,826)


/1/ Class B shares were not offered before
 March 15, 2000.
/2/ Class C and Class F shares were not offered before March 15, 2001.

Per-share data and ratios

                                                                         Class A         Class A         Class A

                                                                      Year ended      Year ended      Year ended
                                                                    December 31,    December 31,    December 31,
                                                                             2001            2000            1999
Net asset value, beginning of year                                        $15.47          $14.42          $15.76

 Income from investment operations:
  Net investment income                                                  .51 /1/         .57 /1/             .56

  Net gains (losses) on securities (both                                 .73 /1/        1.62 /1/            (.04)
 realized and unrealized)

   Total from investment operations                                          .00             .00             .52

 Less distributions:
  Dividends (from net investment income)                                    (.56)           (.56)           (.56)

  Distributions (from capital gains)                                        (.30)           (.58)          (1.30)

   Total distributions                                                      (.86)          (1.14)          (1.86)

Net asset value, end of year                                              $14.61          $13.28          $14.42

Total return /2/                                                            8.19%          15.85%           3.47%

Ratios/supplemental data:

 Net assets, end of year (in millions)                                    $8,915          $6,042          $5,981

 Ratio of expenses to average net assets                                     .68%            .69%            .66%

 Ratio of net income to average net assets                                  3.26%           3.93%           3.59%




                                                                         Class A         Class A

                                                                      Year ended      Year ended
                                                                    December 31,    December 31,
                                                                             1998            1997
Net asset value, beginning of year                                        $15.68          $14.55

 Income from investment operations:
  Net investment income                                                      .56             .58

  Net gains (losses) on securities (both                                    1.13            2.41
 realized and unrealized)

   Total from investment operations                                         1.69            2.99

 Less distributions:
  Dividends (from net investment income)                                    (.56)           (.56)

  Distributions (from capital gains)                                       (1.05)          (1.30)

   Total distributions                                                     (1.61)          (1.86)

Net asset value, end of year                                              $15.76          $15.68

Total return /2/                                                           11.13%          21.04%

Ratios/supplemental data:

 Net assets, end of year (in millions)                                    $5,881          $5,036

 Ratio of expenses to average net assets                                     .63%            .65%

 Ratio of net income to average net assets                                  3.57%           3.74%



                                                                         Class B         Class B

                                                                      Year ended     March 15 to
                                                                    December 31,    December 31,
                                                                            2001        2000 /3/
Net asset value, beginning of period                                      $15.46          $13.65

 Income from investment operations: /1/
  Net investment income                                                      .39             .33

  Net gains on securities (both realized                                     .73            2.41
 and unrealized)

   Total from investment operations                                         1.12            2.74

 Less distributions:
  Dividends (from net investment income)                                    (.46)           (.35)

  Distributions (from capital gains)                                        (.30)           (.58)

   Total distributions                                                      (.76)           (.93)

Net asset value, end of period                                            $15.82          $15.46

Total return /2/                                                            7.34%          20.52%

Ratios/supplemental data:

 Net assets, end of period (in millions)                                    $608             $38

 Ratio of expenses to average net assets                                    1.44%      1.44% /4/

 Ratio of net income to average net assets                                  2.46%      3.02% /4/




                                                                         Class C         Class F

                                                                     March 15 to     March 15 to
                                                                    December 31,    December 31,
                                                                        2001 /3/        2001 /3/
Net asset value, beginning of period                                      $15.47          $15.50

 Income from investment operations: /1/
  Net investment income                                                      .30             .40

  Net gains on securities (both realized                                     .63             .62
 and unrealized)

   Total from investment operations                                          .93            1.02

 Less distributions:
  Dividends (from net investment income)                                    (.32)           (.41)

  Distributions (from capital gains)                                        (.26)           (.26)

   Total distributions                                                      (.58)           (.67)

Net asset value, end of period                                            $15.82          $15.85

Total return /2/                                                            6.08%           6.64%

Ratios/supplemental data:

 Net assets, end of period (in millions)                                    $406            $104

 Ratio of expenses to average net assets                               1.54% /4/         .75 /4/

 Ratio of net income to average net assets                             2.36% /4/       3.15% /4/



Supplemental data - all classes

                                                                      Year ended      Year ended      Year ended
                                                                    December 31,    December 31,    December 31,
                                                                             2001            2000            1999
Portfolio turnover rate                                                    49.73%          51.31%          48.47%




                                                                      Year ended      Year ended
                                                                    December 31,    December 31,
                                                                             1998            1997
Portfolio turnover rate                                                    54.05%          44.01%


/1/ Based on average shares outstanding.
/2/ Total returns exclude all sales charges,
 including contingent deferred sales charges.
/3/ Based on operations for the period shown and, accordingly, not representative of a full year (unless otherwise noted).
/4/ Annualized.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the "Fund"), including the investment portfolio, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through December 31, 2000 and the year ended December 31, 2001 for Class B shares, and the period March 15, 2001 through December 31, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through December 31, 2000 and the year ended December 31, 2001 for Class B shares, and the period March 15, 2001 through December 31, 2001 for Class C and Class F shares, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Los Angeles, California

February 5, 2002


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended December 31, 2001, the fund paid a long-term capital gain distribution of $174,072,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 36% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 17% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WAS MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


OTHER SHARE CLASS RESULTS (unaudited)
CLASS B, CLASS C AND CLASS F
Returns for periods ended December 31, 2001:

                                               ONE YEAR      LIFE OF CLASS
CLASS B SHARES
Reflecting applicable contingent
 deferred sales charge (CDSC), maximum
 of 5%, payable only if shares are sold
 within six years of purchase                    +2.34%        +13.41%(1)

Not reflecting CDSC                              +7.34%        +15.40%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable
 only if shares are sold within one year
 of purchase                                      -             +5.08%(2)
Not reflecting CDSC                               -             +6.08%(2)

CLASS F SHARES
Not reflecting annual asset-based fee
 charged by sponsoring firm                       -             +6.64%(2)

(1) Average annual compound return from March 15, 2000, when Class B shares first became available.

(2) Total return from March 15, 2001, when Class C and Class F shares first became available.


BOARD OF DIRECTORS

Name and age           Year           Principal                    Number of            Other
                       first          occupation(s) during         boards within        directorships(3)
                       elected a      past five years              the fund             held by Director
                       Director                                    complex(2) on
                       of the                                      which Director
                       fund(1)                                     serves
"Non-interested"
Directors

Robert A. Fox,         1976-1978      Managing General             7                    Crompton
64                     1982           Partner, Fox                                      Corporation
                                      Investments LP;
                                      Professor and
                                      Executive in
                                      Residence, University
                                      of California, Davis;
                                      former President and
                                      CEO, Foster Farms

Leonade D.             1993           Co-founder,                  6                    None
Jones, 54                             VentureThink LLC and
                                      Versura Inc.; former
                                      Treasurer, The
                                      Washington Post
                                      Company

John G.                1975-1978      The IBJ Professor of         8                    Plum Creek Timber
McDonald, 64           1988           Finance, Graduate                                 Co.; Scholastic
                                      School of Business,                               Corporation; iStar
                                      Stanford University                               Financial, Inc.;
                                                                                        Varian, Inc.;
                                                                                        Capstone Turbine
                                                                                        Corp.

James K.               1999           Managing Director, Oak       2                    None
Peterson, 60                          Glen Consultancy, LLC;
                                      former Director of
                                      Investment Management,
                                      IBM Retirement Fund,
                                      IBM Corporation

Henry E. Riggs,        1989           President, Keck              4                    None
66                                    Graduate Institute of
                                      Applied Life Sciences;
                                      former President and
                                      Professor of
                                      Engineering, Harvey
                                      Mudd College

Patricia K.            1988           Private investor;            6                    Crompton
Woolf, Ph.D., 67                      Lecturer, Department                              Corporation;
                                      of Molecular Biology,                             National Life
                                      Princeton University;                             Holding Co.; First
                                      Corporate Director                                Energy Corporation



Name, age and        Year first      Principal occupation(s)           Number of           Other
position with        elected a       during past five years and        boards within       directorships(3)
fund                 Director        positions held with               the fund            held by
                     or officer      affiliated entities or the        complex(2) on       Director
                     of the          principal underwriter of          which Director
                     fund(1)         the fund                          serves
"Interested"
Directors(4)

Robert G.            1990            Senior Vice President and         3                   None
O'Donnell, 57                        Director,Chairman of the
                                     Board Capital Research and
                                     Management Company

Paul G. Haaga,       1994            Executive Vice President and      16                  None
Jr., 53                              Director,President Capital
                                     Research and Management
                                     Company; Director, American
                                     Funds Distributors, Inc.;(5)
                                     Director, The Capital Group
                                     Companies, Inc.(5)

Roberta L. Hazard retired from the Board on December 31, 2001. She had been a Director since 1993. The Directors thank her for her many contributions to the fund.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING THE AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071,
ATTENTION: FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.

(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.

(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.

(4) "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).

(5)  Company affiliated with Capital Research and Management Company.

Name, age and position          Year first       Principal occupation(s) during past five years
with fund                       elected an       and positions held with affiliated entities or
                                officer of       the principal underwriter of the fund
                                the fund(1)
OTHER OFFICERS

J. Dale Harvey, 36              1997             Vice President, Capital Research and Management
Executive Vice President                         Company; Vice President, Capital Research
                                                 Company(5)

Abner D. Goldstine, 72          1990             Senior Vice President and Director, Capital
Senior Vice President                            Research and Management Company

John H. Smet, 45                2000             Senior Vice President, Capital Research and
Senior Vice President                            Management Company

Hilda L. Applbaum, 40           1999             Senior Vice President, Capital Research
Vice President                                   Company(5)

Patrick F. Quan, 43             1986             Vice President - Fund Business Management Group,
Secretary                                        Capital Research and Management Company

Dayna G. Yamabe, 34             2000             Vice President - Fund Business Management Group,
Treasurer                                        Capital Research and Management Company

R. Marcia Gould, 47             1994             Vice President - Fund Business Management Group,
Assistant Treasurer                              Capital Research and Management Company


OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
AMERICAN FUNDS SERVICE COMPANY
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in American Balanced Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.76% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annualized expenses 0.86% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher expenses (0.07% annualized) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of American Balanced Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[American Funds(SM)]

WHAT MAKES AMERICAN FUNDS DIFFERENT?

Each of our funds is built on a tradition spanning seven decades of investing. No matter which of the American Funds you may own, you can rest assured that your fund will follow these time-tested approaches to investing your money:

* A long-term, value-oriented approach
* An unparalleled global research effort
* A unique method of portfolio management
* Experienced investment professionals
* A commitment to low operating expenses

A common link:
You may have noticed a new American Funds logo in the upper left corner of the cover. The interlocking boxes have been adopted by all The Capital Group Companies,(SM) of which we are a part. They signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.


Here are the 29 American Funds:

* GROWTH FUNDS
 Emphasis on long-term growth through stocks
 AMCAP Fund(R)
 EuroPacific Growth Fund(R)
 The Growth Fund of America(R)
 The New Economy Fund(R)
 New Perspective Fund(R)
 New World Fund(SM)
 SMALLCAP World Fund(R)

* GROWTH-AND-INCOME FUNDS
 Emphasis on long-term growth and dividends through stocks
 American Mutual Fund(R)
 Capital World Growth and Income Fund(SM)
 Fundamental Investors(SM)
 The Investment Company of America(R)
 Washington Mutual Investors Fund(SM)

* EQUITY-INCOME FUNDS
 Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
 The Income Fund of America(R)

* BALANCED FUND
 Emphasis on long-term growth and current income through stocks and bonds > American Balanced Fund(R)

* BOND FUNDS
 Emphasis on current income through bonds
 American High-Income Trust(SM)
 The Bond Fund of America(SM)
 Capital World Bond Fund(R)
 Intermediate Bond Fund of America(R)
 U.S. Government Securities Fund(SM)

* TAX-EXEMPT BOND FUNDS
 Emphasis on tax-free current income through municipal bonds
 American High-Income Municipal Bond Fund(R)
 Limited Term Tax-Exempt Bond Fund of America(SM)
 The Tax-Exempt Bond Fund of America(R)

 STATE-SPECIFIC TAX-EXEMPT FUNDS
 The Tax-Exempt Fund of California(R)
 The Tax-Exempt Fund of Maryland(R)
 The Tax-Exempt Fund of Virginia(R)

* MONEY MARKET FUNDS
 Seek stable monthly income through money market instruments
 The Cash Management Trust of America(R)
 The Tax-Exempt Money Fund of America(SM)
 The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. AMBAL-011-0202
Litho in USA AGD/GP/5472
Printed on recycled paper